UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2018

Cinemark USA, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	033-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Suite 500, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2018, Cinemark USA, Inc. (“we”, “our”, “us”) and Cinemark Holdings, Inc. (“Cinemark Holdings”), our parent, entered into a Seventh Amendment (the “Seventh Amendment”) to the Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015, the Third Amendment thereto dated as of June 13, 2016, the Fourth Amendment thereto dated as of December 15, 2016, the Fifth Amendment thereto dated as of June 16, 2017 and the Sixth Amendment thereto dated as of November 28, 2017, the “Credit Agreement”) among us, Cinemark Holdings, the several banks and other financial institutions party thereto, Barclays Bank PLC, as administrative agent, and the other agents party thereto. The Credit Agreement was amended pursuant to the Seventh Amendment to, among other things, (i) extend the maturity date of the term loans from May 8, 2022 to March 29, 2025, (ii) reduce the rate at which the term loans bear interest by 0.25% per annum, and (iii) reduce the amount of real property required to be mortgaged to secure the loans.

The foregoing summary of the Seventh Amendment is qualified in its entirety by reference to the complete copy of the Seventh Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Seventh Amendment, dated as of March 29, 2018, to the Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015, the Third Amendment thereto dated as of June 13, 2016, the Fourth Amendment thereto dated as of December 15, 2016, the Fifth Amendment thereto dated as of June 16, 2017 and the Sixth Amendment thereto dated as of November 28, 2017) among Cinemark Holdings, Inc., Cinemark USA, Inc., the several banks and other financial institutions party thereto, Barclays Bank PLC, as administrative agent, and the other agents party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

By:	/s/ Michael D. Cavalier
Name:	Michael D. Cavalier
Title:	Executive Vice President-General Counsel and Secretary

Date: April 4, 2018